Customer accounts and amounts due to banks (Tables)	12 Months Ended
Dec. 31, 2021
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	December 31,
	2020	2021
Legal entities’ current/demand accounts	6,995	5,197
Correspondent accounts of other banks	2,647	1,523
Individuals’ current/demand accounts	1,539	81
Term deposits	1,156	834
Total customer accounts and amounts due to banks	12,337	7,635
Including long-term deposits	36	—